EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

                                                                  Exhibit 99.2


Goldman Sachs                    GSAA 05 06
==============================================================================

---------------------------------
Stats
---------------------------------
Count:3654
Schedule Balance: $994,591,808.66
AverageSched Bal: $272,192.61
GrossWAC: 5.778
NetWAC: 5.507
OTERM: 360
RTERM: 359
ATERM: 0
AGE: 1
First CAP: 5.49
Periodic CAP: 2.28
MAXRATE: 11.55
MINRATE: 2.49
MTR: 42.92
MARGIN: 2.48
OLTV: 77.25
COLTV: 88.53
FICO: 714.516
---------------------------------


-----------------------------------
Current Rate                Percent
-----------------------------------
3.001 - 3.500                  0.04
3.501 - 4.000                  0.01
4.001 - 4.500                  0.43
4.501 - 5.000                  5.27
5.001 - 5.500                 29.33
5.501 - 6.000                 41.83
6.001 - 6.500                 15.61
6.501 - 7.000                  6.07
7.001 - 7.500                  1.10
7.501 - 8.000                  0.17
8.001 - 8.500                  0.13
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Scheduled Balance           Percent
-----------------------------------
0.01 - 50,000.00               0.05
50,000.01 - 100,000.00         1.76
100,000.01 - 150,000.00        7.39
150,000.01 - 200,000.00       11.21
200,000.01 - 250,000.00       12.20
250,000.01 - 275,000.00        6.38
275,000.01 - 350,000.00       19.21
350,000.01 - 400,000.00        8.48
400,000.01 - 450,000.00        6.22
450,000.01 - 500,000.00        7.17
500,000.01 - 550,000.00        3.95
550,000.01 - 600,000.00        3.94
600,000.01 - 750,000.00        5.71
750,000.01 - 850,000.00        1.30
850,000.01 - 950,000.00        2.08
950,000.01 - 1,000,000.00      2.48
1,000,000.01 - 1,250,000.00    0.46
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Original Term               Percent
-----------------------------------
316                            0.01
360                           99.99
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
RemTerm                     Percent
-----------------------------------
315.000                        0.01
350.000                        0.03
351.000                        0.03
352.000                        0.12
353.000                        0.39
354.000                        0.31
355.000                        1.30
356.000                        5.61
357.000                        5.46
358.000                       14.17
359.000                       39.63
360.000                       32.95
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Am WAM                      Percent
-----------------------------------
0.000 - 59.999               100.00
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Age                         Percent
-----------------------------------
0                             32.95
1                             39.64
2                             14.17
3                              5.46
4                              5.61
5                              1.30
6                              0.31
7                              0.39
8                              0.12
9                              0.03
10                             0.03
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
States                      Percent
-----------------------------------
CA                            50.08
FL                             4.90
AZ                             4.02
GA                             3.25
VA                             4.87
NV                             4.19
MD                             3.39
CO                             2.58
WA                             2.49
IL                             2.66
Other                         17.59
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Original LTV                Percent
-----------------------------------
0.001 - 50.000                 1.84
50.001 - 60.000                2.33
60.001 - 70.000                9.21
70.001 - 75.000                9.07
75.001 - 80.000               72.43
80.001 - 85.000                0.75
85.001 - 90.000                2.68
90.001 - 95.000                1.61
95.001 - 100.000               0.09
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Combined LTV                Percent
-----------------------------------
0.001 - 50.000                 1.63
50.001 - 60.000                1.57
60.001 - 70.000                6.02
70.001 - 75.000                5.40
75.001 - 80.000               16.45
80.001 - 85.000                1.95
85.001 - 90.000               18.62
90.001 - 95.000               13.31
95.001 - 100.000              35.04
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
FICO                        Percent
-----------------------------------
560.000 - 579.999              0.05
600.000 - 619.999              0.15
620.000 - 639.999              2.11
640.000 - 659.999              5.65
660.000 - 679.999             13.56
680.000 - 699.999             17.16
700.000 - 719.999             18.97
720.000 - 739.999             13.47
740.000 - 759.999             12.43
760.000 - 779.999              8.86
780.000 - 799.999              5.78
800.000 - 819.999              1.78
820.000 - 839.999              0.03
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
PMI                         Percent
-----------------------------------
CMAC                           0.26
GEMICO                         0.45
MORTGAGE GUARANTY INSURANCE CO 0.95
OLTV <= 80 - NO MI            94.88
PMI MORTGAGE INSURANCE CO      1.58
RADIAN                         0.58
REPUBLIC MORTGAGE INSUANCE CO  0.51
TRIAD                          0.43
UGIC                           0.36
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Occupancy Code              Percent
-----------------------------------
NON OWNER                     16.20
OWNER OCCUPIED                80.91
SECOND HOME                    2.90
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Property Type               Percent
-----------------------------------
2-4 FAMILY                     5.37
CONDO                         11.99
PUD                           23.05
SINGLE FAMILY                 59.59
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Purpose                     Percent
-----------------------------------
CASHOUT REFI                  22.75
PURCHASE                      65.05
RATE/TERM REFI                12.20
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Documentation Type          Percent
-----------------------------------
FULL/ALT DOC                  27.57
NO DOC WITH VERFIED ASSETS     1.84
NO DOC/NINA                    7.42
REDUCED DOC                    5.48
STATED DOC                    57.69
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Interest Only               Percent
-----------------------------------
Y                            100.00
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Interest Only Term          Percent
-----------------------------------
6.000                          0.06
24.000                         0.51
36.000                         4.55
60.000                        26.66
84.000                         0.18
120.000                       68.05
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Silent                      Percent
-----------------------------------
N                             33.02
Y                             66.98
-----------------------------------
Total:                       100.00
-----------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                              May 11, 2005 17:32                   Page 1 of 2

Goldman Sachs                    GSAA 05 06
==============================================================================


-----------------------------------
Prepay Flag                 Percent
-----------------------------------
N                             72.51
Y                             27.49
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Prepay Term                 Percent
-----------------------------------
0.000                         72.51
3.000                          0.05
6.000                          3.70
7.000                          0.48
12.000                         1.64
24.000                         2.34
30.000                         0.04
36.000                        17.18
42.000                         0.36
60.000                         1.70
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
DTI                         Percent
-----------------------------------
<= 0.000                       9.54
0.001 - 10.000                 0.52
10.001 - 20.000                2.30
20.001 - 30.000               12.50
30.001 - 40.000               49.64
40.001 - 50.000               24.47
50.001 - 60.000                1.04
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Conforming                  Percent
-----------------------------------
CONFORMING                    62.06
NON CONFORMING                37.94
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Arm Index                   Percent
-----------------------------------
1 MONTH LIBOR                  2.43
1 YEAR LIBOR                  23.91
6 MONTH LIBOR                 73.67
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Margins                     Percent
-----------------------------------
1.001 - 1.500                  0.04
1.501 - 2.000                  0.87
2.001 - 2.500                 66.08
2.501 - 3.000                 23.11
3.001 - 3.500                  9.90
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
First Adjustment Cap        Percent
-----------------------------------
1.000                          0.61
2.000                          2.52
3.000                          5.88
4.000                          0.21
4.250                          0.05
4.750                          0.03
5.000                         59.98
5.360                          0.02
5.875                          0.02
6.000                         23.91
12.000                         6.78
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Periodic Cap                Percent
-----------------------------------
1.000                         45.35
2.000                         46.55
3.000                          0.05
5.000                          0.05
6.000                          1.21
12.000                         6.78
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Max Rate                    Percent
-----------------------------------
9.001 - 9.500                  0.01
9.501 - 10.000                 0.95
10.001 - 10.500               11.49
10.501 - 11.000               16.35
11.001 - 11.500               20.77
11.501 - 12.000               34.71
12.001 - 12.500                9.88
12.501 - 13.000                3.43
13.001 - 13.500                1.07
13.501 - 14.000                0.07
15.001 >=                      1.27
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Floor Rate                  Percent
-----------------------------------
1.001 - 1.500                  0.04
1.501 - 2.000                  0.87
2.001 - 2.500                 65.14
2.501 - 3.000                 23.37
3.001 - 3.500                  9.99
3.501 - 4.000                  0.22
4.001 - 4.500                  0.13
4.501 - 5.000                  0.04
5.001 - 5.500                  0.16
6.501 - 7.000                  0.01
7.001 >=                       0.03
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Number of Units             Percent
-----------------------------------
1                             94.59
2                              3.00
3                              1.41
4                              1.00
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Product Type                Percent
-----------------------------------
1 MONTH ARM                    2.43
10 YEAR ARM                    0.38
2 YEAR ARM                     3.15
3 YEAR ARM                    41.99
5 YEAR ARM                    44.18
6 MONTH ARM                    6.95
7 YEAR ARM                     0.93
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Self Employment Flag        Percent
-----------------------------------
N                             76.98
Y                             23.02
-----------------------------------
Total:                       100.00
-----------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                              May 11, 2005 17:32                   Page 2 of 2

Goldman Sachs                    GSAA 05 06
==============================================================================


-----------------------------------
Stats
-----------------------------------
Count: 2718
Schedule Balance: $795,783,821.78
AverageSched Bal: $292,782.86
GrossWAC: 5.816
NetWAC: 5.547
OTERM: 360
RTERM: 359
ATERM: 356
AGE: 1
First CAP: 5.53
Periodic CAP: 2.30
MAXRATE: 11.70
MINRATE: 2.52
MTR: 41.42
MARGIN: 2.50
OLTV: 76.50
COLTV: 87.31
FICO: 716.387
-----------------------------------


------------------------------------------
Current Rate                       Percent
------------------------------------------
3.001 - 3.500                         0.05
4.001 - 4.500                         0.55
4.501 - 5.000                         4.54
5.001 - 5.500                        27.44
5.501 - 6.000                        41.61
6.001 - 6.500                        17.39
6.501 - 7.000                         6.67
7.001 - 7.500                         1.34
7.501 - 8.000                         0.29
8.001 - 8.500                         0.12
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Scheduled Balance                  Percent
------------------------------------------
0.01 - 50,000.00                      0.05
50,000.01 - 100,000.00                1.33
100,000.01 - 150,000.00               5.11
150,000.01 - 200,000.00               9.86
200,000.01 - 250,000.00              11.25
250,000.01 - 275,000.00               6.07
275,000.01 - 350,000.00              19.85
350,000.01 - 400,000.00               9.49
400,000.01 - 450,000.00               6.56
450,000.01 - 500,000.00               8.01
500,000.01 - 550,000.00               4.68
550,000.01 - 600,000.00               3.98
600,000.01 - 750,000.00               6.49
750,000.01 - 850,000.00               1.62
850,000.01 - 950,000.00               2.37
950,000.01 - 1,000,000.00             2.73
1,000,000.01 - 1,250,000.00           0.58
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Original Term                      Percent
------------------------------------------
180                                   0.01
360                                  99.99
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
RemTerm                            Percent
------------------------------------------
179.000                               0.01
351.000                               0.03
352.000                               0.16
353.000                               0.34
354.000                               0.24
355.000                               1.51
356.000                               6.95
357.000                               5.04
358.000                              13.01
359.000                              38.80
360.000                              33.92
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Am WAM                             Percent
------------------------------------------
0.000 - 59.999                       90.52
120.000 - 179.999                     0.01
180.000 - 239.999                     0.10
300.000 - 359.999                     8.33
360.000 >=                            1.05
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Age                                Percent
------------------------------------------
0                                    33.92
1                                    38.81
2                                    13.01
3                                     5.04
4                                     6.95
5                                     1.51
6                                     0.24
7                                     0.34
8                                     0.16
9                                     0.03
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
States                             Percent
------------------------------------------
CA                                   55.42
FL                                    4.80
NV                                    4.26
AZ                                    3.20
VA                                    3.91
IL                                    2.86
MD                                    2.89
GA                                    1.85
WA                                    2.23
CO                                    1.93
Other                                16.68
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Original LTV                       Percent
------------------------------------------
0.001 - 50.000                        2.48
50.001 - 60.000                       2.72
60.001 - 70.000                      11.08
70.001 - 75.000                       9.99
75.001 - 80.000                      69.88
80.001 - 85.000                       0.62
85.001 - 90.000                       2.14
90.001 - 95.000                       1.09
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Combined LTV                       Percent
------------------------------------------
0.001 - 50.000                        2.29
50.001 - 60.000                       1.96
60.001 - 70.000                       7.43
70.001 - 75.000                       6.21
75.001 - 80.000                      16.67
80.001 - 85.000                       2.22
85.001 - 90.000                      17.97
90.001 - 95.000                      12.95
95.001 - 100.000                     32.29
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
FICO                               Percent
------------------------------------------
560.000 - 579.999                     0.07
620.000 - 639.999                     1.19
640.000 - 659.999                     4.06
660.000 - 679.999                    12.88
680.000 - 699.999                    18.05
700.000 - 719.999                    20.54
720.000 - 739.999                    14.16
740.000 - 759.999                    13.04
760.000 - 779.999                     8.79
780.000 - 799.999                     5.64
800.000 - 819.999                     1.54
820.000 - 839.999                     0.04
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
PMI                                Percent
------------------------------------------
CMAC                                  0.24
GEMICO                                0.49
MORTGAGE GUARANTY INSURANCE CO        0.63
OLTV <= 80 - NO MI                   96.14
PMI MORTGAGE INSURANCE CO             1.17
RADIAN                                0.63
REPUBLIC MORTGAGE INSUANCE CO         0.26
TRIAD                                 0.21
UGIC                                  0.22
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Occupancy Code                     Percent
------------------------------------------
NON OWNER                            14.64
OWNER OCCUPIED                       82.29
SECOND HOME                           3.07
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Property Type                      Percent
------------------------------------------
2-4 FAMILY                            5.83
CONDO                                11.58
PUD                                  21.87
SINGLE FAMILY                        60.72
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Purpose                            Percent
------------------------------------------
CASHOUT REFI                         23.34
PURCHASE                             65.78
RATE/TERM REFI                       10.88
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Documentation Type                 Percent
------------------------------------------
NO DOC WITH VERFIED ASSETS            2.85
NO DOC/NINA                          11.77
REDUCED DOC                           7.30
STATED DOC                           78.08
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Interest Only                      Percent
------------------------------------------
N                                     9.48
Y                                    90.52
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                              May 11, 2005 17:34                   Page 1 of 2

Goldman Sachs                    GSAA 05 06
==============================================================================


------------------------------------------
Interest Only Term                 Percent
------------------------------------------
0.000                                 9.48
6.000                                 0.07
24.000                                0.50
36.000                                3.88
60.000                               17.58
84.000                                0.19
120.000                              68.29
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Silent                             Percent
------------------------------------------
N                                    35.28
Y                                    64.72
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Prepay Flag                        Percent
------------------------------------------
N                                    68.71
Y                                    31.29
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Prepay Term                        Percent
------------------------------------------
0.000                                68.71
3.000                                 0.07
6.000                                 4.49
7.000                                 0.64
12.000                                2.08
24.000                                3.32
36.000                               17.83
42.000                                0.45
60.000                                2.42
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
DTI                                Percent
------------------------------------------
<= 0.000                             14.86
0.001 - 10.000                        0.32
10.001 - 20.000                       2.10
20.001 - 30.000                      12.19
30.001 - 40.000                      49.24
40.001 - 50.000                      20.53
50.001 - 60.000                       0.76
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Conforming                         Percent
------------------------------------------
CONFORMING                           57.71
NON CONFORMING                       42.29
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Arm Index                          Percent
------------------------------------------
1 MONTH LIBOR                         2.39
1 YEAR LIBOR                         19.15
6 MONTH LIBOR                        78.46
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Margins                            Percent
------------------------------------------
1.001 - 1.500                         0.05
1.501 - 2.000                         0.85
2.001 - 2.500                        65.79
2.501 - 3.000                        20.83
3.001 - 3.500                        12.47
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
First Adjustment Cap               Percent
------------------------------------------
1.000                                 0.54
2.000                                 2.99
3.000                                 5.69
4.000                                 0.02
4.250                                 0.07
5.000                                56.85
5.360                                 0.02
5.875                                 0.02
6.000                                26.83
12.000                                6.97
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Periodic Cap                       Percent
------------------------------------------
1.000                                47.72
2.000                                43.34
3.000                                 0.04
5.000                                 0.04
6.000                                 1.89
12.000                                6.97
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Max Rate                           Percent
------------------------------------------
9.001 - 9.500                         0.01
9.501 - 10.000                        0.63
10.001 - 10.500                       8.01
10.501 - 11.000                      13.17
11.001 - 11.500                      21.98
11.501 - 12.000                      37.04
12.001 - 12.500                      11.61
12.501 - 13.000                       4.09
13.001 - 13.500                       1.31
13.501 - 14.000                       0.18
15.001 >=                             1.95
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Floor Rate                         Percent
------------------------------------------
1.001 - 1.500                         0.05
1.501 - 2.000                         0.85
2.001 - 2.500                        64.77
2.501 - 3.000                        21.09
3.001 - 3.500                        12.43
3.501 - 4.000                         0.33
4.001 - 4.500                         0.17
4.501 - 5.000                         0.14
5.001 - 5.500                         0.06
6.001 - 6.500                         0.01
6.501 - 7.000                         0.09
7.001 >=                              0.03
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Number of Units                    Percent
------------------------------------------
1                                    94.17
2                                     3.08
3                                     1.59
4                                     1.16
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Product Type                       Percent
------------------------------------------
1 MONTH ARM                           2.39
10 YEAR ARM                           0.46
2 YEAR ARM                            4.31
3 YEAR ARM                           45.33
5 YEAR ARM                           38.75
6 MONTH ARM                           7.64
7 YEAR ARM                            1.11
------------------------------------------
Total:                              100.00
------------------------------------------


------------------------------------------
Self Employment Flag               Percent
------------------------------------------
N                                    71.63
Y                                    28.37
------------------------------------------
Total:                              100.00
------------------------------------------


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                              May 11, 2005 17:34                   Page 2 of 2